UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington D. C. 20549

- --------------------------

FORM 8-K/A

AMENDMENT TO CURRENT REPORT



Date of Report (Date of earliest event reported):    October 18, 1994

- --------------------------

3Com Corporation

(Exact name of registrant as specified in its charter)
          California                      0-12867               94-2605794
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

          5400 Bayfront Plaza                                       95052
        Santa Clara, California                                   (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:   (408) 764-5000

The undersigned registrant hereby amends the following items of its Current Reports dated November 1, 1994 on Form 8-K and its Amendment to Current Report dated December 23, 1994 on Form 8-K/A as set forth in the pages attached hereto:

        Item 7. Financial Statements, Pro Forma Financial Information and
                Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                3Com Corporation
                                                (Registrant)


Dated:  May 11, 1995               By  /s/ Christopher B. Paisley
        ------------                   -------------------------
                                       Christopher B. Paisley
                                       Vice President Finance and
                                       Chief Financial Officer

3Com Corporation

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a)     Audited financial statements of NiceCom Ltd. for the year ended
        December 31, 1993, as amended, are attached hereto and filed herewith as
        Exhibit 7.5.

        Unaudited financial statements of NiceCom Ltd. for the nine months ended September 30, 1994 are attached hereto and filed herewith as
        Exhibit 7.6.



(c)     The following exhibits are attached hereto and filed herewith:

          7.5 Audited financial statements of NiceCom Ltd. for the year ended December 31, 1993, as amended.

          7.6 Unaudited financial statements of NiceCom Ltd. for the nine months ended September 30, 1994.


3Com Corporation

Index to Exhibits


Exhibit     Document
- -------     --------
7.5 Audited financial Statements of NiceCom Ltd. for the year ended December 31, 1993, as amended

7.6 Unaudited financial Statements of NiceCom Ltd. for the nine months ended September 30, 1994